SECURITIES AND EXCHANGE COMMISION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                             SECURITIES ACT OF 1934


                       AMERICAN ACCESS TECHNOLOGIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


         FLORIDA                                           59-3410234
         -------                                           ----------
(State of incorporation or organization)       (IRS Employer Identification No.)

238 N. Westmonte Drive, Suite 210, Altamonte Springs, FL        32714
--------------------------------------------------------        -----
(Address and principal executive offices)                     (Zip Code)



Securities to be registered pursuant to Section 12 (b) of the Act:

         Title of each class                    Name of each exchange on which
         to be so registered                    each class is to be registered
         -------------------                    ------------------------------

                  NONE                                        NONE


Securities to be registered pursuant to Section 12 (g) of the Act:

                          Common Stock, $.001 par value


                                (Title of Class)












Item 1.           Description of Registrant's Securities to be Registered

         A description of the Registrant's Common Stock is set forth under the caption " DESCRIPTION OF SECURITIES" contained in the prospectus included in the Company's Registration Statement on Form SB-2 (File No.
333-43589).  Such prospectus is incorporated herein by reference.

Item 2.           Exhibits.

         3(a) Amended and Restated Articles of Incorporation of the Registrant (Note 1).

         3(b)     By laws of the Registrant (Note 2).

         3(c)     Form of Common Stock certificate.

---------------

1. Incorporated by reference to Exhibit 3 (a) to Registrant's Registration Statement on Form S-1 (File No. 333-435879).

2. Incorporated by reference to Exhibit 3 (b) to Registrant's Registration Statement on Form S-1 (File No. 333-435879).



                                    SIGNATURE


         Pursuant to the requirements of the Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             AMERICAN ACCESSS TECHNOLOGIES
                                             INC.

Date: June __, 1998                          By:    /s/ Victor E. Murray
                                                    ---------------------------
                                                    Victor E. Murray, President